LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Supplement Dated April 11, 2023 to the Summary Prospectus Dated May 1, 2022

This Supplement updates certain information in the Summary Prospectus for the LVIP SSGA Global Tactical Allocation Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Revisions to the Summary Prospectus for the Fund are effective April 11, 2023

1.	The following disclosure is revised within the Fund’s Principal Investment Strategies on page 2:

The Underlying Funds will include, but are not limited to, funds that employ a passive investment style (i.e., index funds), multi-factor funds (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum), and funds that provide exposure to a specific market sector.

2.	“Rules-Based Strategy Risk” is removed from the Principal Risks section on page 3.

3.	The following risks are added to the Principal Risks section on page 3:

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Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.

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Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.

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Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR SUMMARY PROSPECTUS AND OTHER

IMPORTANT RECORDS